Kenneth J. Rollins (858) 550-6136 krollins@cooley.com	VIA EDGAR

March 28, 2013

United States Securities and Exchange Commission

Division of Corporate Finance

Mail Stop 6010

100 F Street, N.E.

Washington, D.C. 20549

Attn: Jeffrey Riedler

Re:	Ambit Biosciences Corporation
Registration Statement on Form S-1 (File No. 377-186760)

Dear Mr. Riedler:

Enclosed for electronic filing via EDGAR pursuant to the Securities Act of 1933, as amended, on behalf of our client, Ambit Biosciences Corporation (the “Company”), is a registration statement on Form S-1/A (“First Amended Registration Statement”). The First Amended Registration Statement updates the Company’s registration statement on Form S-1 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on February 20, 2013. The copy of the First Amended Registration Statement that is enclosed with the paper copy of this letter is marked to show changes from the Registration Statement.

The First Amended Registration Statement is being submitted in response to comments received from the staff of the Commission (the “Staff”) by letter dated March 4, 2013 with respect to the Registration Statement (the “Comment Letter”). The numbering of the paragraphs below corresponds to the numbering in the Comment Letter, the text of which we have incorporated into this response letter for convenience. Except where otherwise indicated, page references in the text of the responses below correspond to the page numbers of First Amended Registration Statement.

Staff Comments and Company Responses

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Overview

Critical Accounting Policies and Significant Judgments and Estimates

Stock-Based Compensation, pages 62-64

1. We acknowledge your response and disclosure revisions related to our prior comment number 18. As a reminder, we continue to include the following follow-up comments regarding your disclosure and accounting for stock-based compensation:

•

Since you have not disclosed an estimated offering price we are deferring a final evaluation of stock compensation and other costs recognized until the estimated offering price is specified. We may have further comment in this regard when the amendment containing that information is filed. Please provide a discussion of each significant factor contributing to the difference between the fair value as of

4401 EASTGATE MALL, SAN DIEGO, CA 92121 T: (858) 550-6000 F: (858) 550-6420 WWW.COOLEY.COM

March 28, 2013

the date of each grant and the estimated IPO price range. Please reconcile and explain the differences between the mid-point of your estimated offering price range and the fair values included in your analysis.

•

Once the IPO price is disclosed, we will assess your accounting for convertible equity issuances such as the convertible preferred stock issued in October 2012 and convertible note issuances in 2012. In addition, as previously requested, please provide us an analysis of any stock compensation or other expense recorded in connection with your equity issuances such as the 29 million stock options issued in December 2012 with an exercise price of $.25.

Response: Upon the filing of an amendment to the Registration Statement that includes the price range for the offering, the Company will revise the disclosure to reconcile and explain the differences between the mid-point of its estimated offering price range and the fair values of those options granted subsequent to the closing of its Series E financing. In addition, the Company has disclosed, in response to Comment #2 below, the significant drivers of the change in the common stock value between grant dates which, coupled with the response to be included for this comment upon inclusion of the price range, provides the discussion of each significant factor contributing to the difference between the fair value as of the date of each grant and the estimated IPO price range.

The Company respectfully advises the Staff that the only equity issuances subsequent to the September 30, 2012 balance sheet date that resulted in stock compensation expense, were the approximately 29 million stock options issued in December 2012. These options were valued using the Black-Scholes option pricing model with the following inputs: risk-free interest rate of 0.94%, volatility of 64.7%, expected term of 5.97 years and fair value of underlying common stock of $0.25 per share. The full year weighted average Black-Scholes inputs do not significantly differ from those used to value the 29 million options referenced above and the disclosure of those weighted averages is included on page 61 of the First Amended Registration Statement. The significant inputs in the determination of the fair value of the underlying common stock are included in disclosures beginning on page 62 of the First Amended Registration Statement. For the period from the grant date to December 31, 2012, the Company recorded approximately $67,000 (net of forfeitures) in stock-based compensation expense related to these options and expects to record another $4.3 million (pre-forfeiture) in future periods on a straight line basis over approximately 46 months.

Summary of Stock Option Grants, page 64

2. Your assessed fair value of your common stock has changed significantly between the grant dates. Please revise the stock compensation disclosure on pages 62 to 64 to clarify what events changed between each grant date that caused the fair values to change.

Response: The Company has revised the disclosure on page 64 of the Registration Statement.

Notes to Consolidated Financial Statements

2. Ambit Canada, page F-15

3. We acknowledge your response to our prior comment number 24. As a continuing reminder, you state that “prior to circulating a preliminary prospectus for this offering, the Company will have obtained a written agreement from GrowthWorks for the exercise of its put option prior to or in connection with the closing of the offering. Upon execution of such

4401 EASTGATE MALL, SAN DIEGO, CA 92121 T: (858) 550-6000 F: (858) 550-6420 WWW.COOLEY.COM

March 28, 2013

written agreement, the Company will amend the Registration Statement to describe GrowthWorks’ written agreement that the put option will be exercised prior to or in connection with the closing of the offering.”

Response: The Company acknowledges the Staff’s comment and will amend the First Amended Registration Statement to describe such written agreement when it is finalized.

The Company respectfully requests the Staff’s assistance in completing the review of the First Amended Registration Statement as soon as possible. Please advise us if we can provide any further information or assistance to facilitate your review. Please direct any further comments or questions regarding First Amended Registration Statement or this response letter to me at (858) 550-6136.

Sincerely,

Cooley LLP

/s/ Kenneth J. Rollins, Esq

Kenneth J. Rollins, Esq.

cc:	Michael A. Martino, Ambit Biosciences Corporation
Thomas A. Coll, Esq., Cooley LLP

4401 EASTGATE MALL, SAN DIEGO, CA 92121 T: (858) 550-6000 F: (858) 550-6420 WWW.COOLEY.COM